Sub-Item Q1 Exhibits


MONEY MARKET
OBLIGATIONS TRUST
Amendment No. 40
to the
Amended & Restated
DECLARATION OF TRUST
Dated October 6, 1989

THIS Declaration of Trust is
amended as follows:

	Strike the first
paragraph of Section 5 of
Article III from the
Declaration of Trust and
substitute in its place the
following:

	Section 5.
Establishment and
Designation of Series or Class.
Without limiting the authority
of the Trustees set forth in
Article XII, Section 8, inter
alia, to establish and designate
any additional series or class
or to modify the rights and
preferences of any existing
Series or Class, the initial
series and classes shall be, and
are established and designated
as:

Federated Automated Cash
Management Trust
Cash II Shares
Class R Shares
Service Shares
Federated Automated
Government Cash Reserves
Service Shares
Federated Automated
Government Money Trust
Federated California
Municipal Cash Trust
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated Capital Reserves
Fund
Federated Connecticut
Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Florida
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia
Municipal Cash Trust
Federated Government
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Government
Obligations Tax Managed
Fund
Institutional Shares
Service Shares
Federated Government
Reserves Fund
Federated Liberty U.S.
Government Money Market
Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Massachusetts
Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Master Trust
Federated Michigan
Municipal Cash Trust
Institutional Shares
Service Shares
Federated Minnesota
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Federated Money Market
Management
Eagle Shares
Institutional Shares
Federated Municipal
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Municipal Trust
Federated New Jersey
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated New York
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated North Carolina
Municipal Cash Trust
Federated Ohio Municipal
Cash Trust
Cash II Shares
Institutional Shares
Service Shares
Federated Pennsylvania
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated Prime Cash
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime
Management Obligations
Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Prime Value
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Tax-Free
Obligations Fund
Institutional Shares
Service Shares
Federated Tax-Free Trust
Federated Treasury
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for U.S.
Treasury Obligations
Federated U.S. Treasury
Cash Reserves
Institutional Shares
Service Shares
Federated Virginia
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Tax-Free Money Market
Fund
Investment Shares
Service Shares

	The undersigned,
President, hereby certifies that
the above-stated Amendment
is a true and correct
Amendment to the Declaration
of Trust, as adopted by the
Board of Trustees at a meeting
on the 17th day of May, 2013
to become effective at close of
business on September 20,
2013.
	WITNESS the due
execution hereof this
24th day of September,
2013.




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